Exhibit 99.1
FEBRUARY 23, 2024 BUSINESS UPDATE

Edison International | February 2024 Business Update 1 Statements contained in this presentation about future performance, including, without limitation, operating results, capital expenditures, rate base growth, dividend policy, financial outlook, and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. These forward-looking statements represent our expectations only as of the date of this presentation, and Edison International assumes no duty to update them to reflect new information, events or circumstances. Important factors that could cause different results include, but are not limited to the: • ability of SCE to recover its costs through regulated rates, timely or at all, including uninsured wildfire-related and debris flow-related costs (including amounts paid for self-insured retention and co-insurance), costs incurred to mitigate the risk of utility equipment causing future wildfires, costs incurred as a result of the COVID-19 pandemic, and increased costs due to supply chain constraints, inflation and rising interest rates; • impact of affordability of customer rates on SCE's ability to execute its strategy, including the impact of affordability on the approval of operations and maintenance expenses, and proposed capital investment projects; • ability of SCE to implement its operational and strategic plans, including its Wildfire Mitigation Plan and capital program; • risks of regulatory or legislative restrictions that would limit SCE's ability to implement operational measures to mitigate wildfire risk, including Public Safety Power Shutoff (“PSPS”) and fast curve settings, when conditions warrant or would otherwise limit SCE's operational practices relative to wildfire risk mitigation; • ability of SCE to obtain safety certifications from the Office of Energy Infrastructure Safety of the California Natural Resources Agency (“OEIS“) • risk that California Assembly Bill 1054 (“AB 1054“) does not effectively mitigate the significant exposure faced by California investor-owned utilities related to liability for damages arising from catastrophic wildfires where utility facilities are alleged to be a substantial cause, including the longevity of the Wildfire Insurance Fund and the California Public Utilities Commission (“CPUC”) interpretation of and actions under AB 1054, including its interpretation of the prudency standard clarified by AB 1054; • risks associated with the operation of electrical facilities, including worker and public safety issues, the risk of utility assets causing or contributing to wildfires, failure, availability, efficiency, and output of equipment and facilities, and availability and cost of spare parts; • physical security of Edison International’s and SCE’s critical assets and personnel and the cybersecurity of Edison International’s and SCE’s critical information technology systems for grid control, and business, employee and customer data; • ability of Edison International and SCE to effectively attract, manage, develop and retain a skilled workforce, including its contract workers; • decisions and other actions by the CPUC, the Federal Energy Regulatory Commission, and the United States Nuclear Regulatory Commission and other governmental authorities, including decisions and actions related to nationwide or statewide crisis, determinations of authorized rates of return or return on equity, the recoverability of wildfire-related and debris flow-related costs, issuance of SCE's wildfire safety certification, wildfire mitigation efforts, approval and implementation of electrification programs, and delays in executive, regulatory and legislative actions; • potential for penalties or disallowances for non-compliance with applicable laws and regulations, including fines, penalties and disallowances related to wildfires where SCE's equipment is alleged to be associated with ignition; • extreme weather-related incidents (including events caused, or exacerbated, by climate change, such as wildfires, debris flows, flooding, droughts, high wind events and extreme heat events) and other natural disasters (such as earthquakes), which could cause, among other things, public safety issues, property damage, rotating outages and other operational issues (such as issues due to damaged infrastructure), PSPS activations and unanticipated costs; • cost and availability of labor, equipment and materials, including as a result of supply chain constraints and inflation; • ability of Edison International or SCE to borrow funds and access bank and capital markets on reasonable terms; • risks associated with the decommissioning of San Onofre, including those related to worker and public safety, public opposition, permitting, governmental approvals, on-site storage of spent nuclear fuel and other radioactive material, delays, contractual disputes, and cost overruns; • risks associated with cost allocation resulting in higher rates for utility bundled service customers because of possible customer bypass or departure for other electricity providers such as Community Choice Aggregators (“CCA,” which are cities, counties, and certain other public agencies with the authority to generate and/or purchase electricity for their local residents and businesses) and Electric Service Providers (entities that offer electric power and ancillary services to retail customers, other than electrical corporations (like SCE) and CCAs); • risks inherent in SCE’s capital investment program, including those related to project site identification, public opposition, environmental mitigation, construction, permitting, contractor performance, changes in the California Independent System Operator’s transmission plans, and governmental approvals; and • actions by credit rating agencies to downgrade Edison International or SCE’s credit ratings or to place those ratings on negative watch or negative outlook. Other important factors are discussed under the headings “Forward-Looking Statements”, “Risk Factors” and “Management’s Discussion and Analysis” in Edison International’s Form 10-K and other reports filed with the Securities and Exchange Commission, which are available on our website: www.edisoninvestor.com. These filings also provide additional information on historical and other factual data contained in this presentation. Forward-Looking Statements

Edison International | February 2024 Business Update 2 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix Edison International leads the transformation of the electric power industry One of the nation’s largest electric-only utilities, serving over 15 million residents in 50,000 square-mile service area EIX’s principal subsidiary, with $38–43 billion 2023–2028 electric infrastructure investment opportunity Growth driven by investment in strengthening and modernizing the grid and advancing California’s aggressive climate goals Wires-focused rate base, with limited power generation ownership (<20% of power delivered from owned generation) Partners with large commercial, industrial, and institutional organizations to navigate the energy transition by providing integrated energy management and sustainability solutions Clients include 49 of the world’s largest companies Focused on opportunities in clean energy, advancing electrification, building a modernized and more reliable grid, and enabling customers’ technology choices $25+ billion Market capitalization As of February 22, 2024 125,000+ Miles of SCE T&D lines ~$43 billion SCE rate base ~5.3 million SCE customer accounts 14,000+ Employees Enterprise-wide

Edison International | February 2024 Business Update 3 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix Thesis: Wires-focused utility with rate base growth aligned with state’s aggressive clean energy goals Constructive California and Federal regulatory structures Aggressive climate goals met with clean, efficient, economy-wide electrification Significant investment required to ensure the grid is reliable, resilient, and ready for widespread electrification Investment in electric-led clean energy future results in strong rate base and dividend growth Decoupling of sales Forward-looking ratemaking Premium California ROE Wildfire prudency standard California GHG reduction Helping customers make clean energy choices Address wildfire risk and climate adaptation needs Infrastructure replacement Electrification infrastructure 6–8% 2023–2028 rate base CAGR Target dividend payout of 45–55% of SCE core earnings

Edison International | February 2024 Business Update 4 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix EIX well positioned for a decarbonized future; no coal or gas LDC exposure and high electric sales growth potential UTY1 EEI Index2 Electric-Only Utility & No Gas LDC Exposure (# of Companies) 5 of 201 12 of 39 ✓ No stranded asset risk with increased electrification No Coal Generation Ownership (# of Companies) 7 of 21 10 of 39 ✓ No coal generation or contracts in SCE’s portfolio Net-zero commitments across scopes 1, 2, and 3 by 20453 (# of Companies) 1 of 21 3 of 39 ✓ EIX’s net-zero commitment is strongly aligned with California’s ambitious climate goals Electric Sales per Customer (MWh/year)4 13–40 Avg: 24 12–56 Avg: 25 16 Relatively low per-customer usage will grow with electrification, which supports affordability 1. PHLX Utility Sector Index (UTY) consists of 21 geographically diverse public utility stocks, including one water utility. Values shown include EIX. Total company count for "electric-only utility & no gas LDC exposure" excludes Constellation Energy, which does not have any regulated utility operations 2. EEI Index consists of 39 publicly traded companies that are members of Edison Electric Institute, which includes 18 of the companies also in UTY. Values shown include EIX 3. Counts reflect companies with net-zero commitments by 2045 or sooner that are wholly inclusive of the company’s scopes 1, 2, and 3 greenhouse gas emissions profile 4. Refers to total customer base, including residential, commercial, and industrial customers. Based on latest available data for year ended 2022. Excludes Constellation Energy, which does not have any regulated utility operations Source: EIX research, S&P Capital IQ Pro

Edison International | February 2024 Business Update 5 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix Sustainability at the core of Edison’s vision to lead the transformation of the electric power industry 2045 goals: net-zero GHG emissions across Scopes 1, 2, and 3; 100% carbon-free power delivered (~49% in 2023)1 Over $800 million in approved SCE funding to expand transportation electrification SCE named to SEPA 2023 Utility Transformation Leaderboard for progress toward carbon-free grid Winner of EEI’s Edison Award for innovative suite of Transportation Electrification programs Committed to SCE vehicle fleet electrification goals by 2030 Highest level governance score from ISS Independent board chair since 2016; 1 of only 6 UTY companies with independent board chair2 8 of 11 directors diverse by gender, race/ethnicity, and/or LGBTQ+ self-ID; gender parity for independent directors 50% of executive annual incentive pay tied to safety & resiliency-related goals for 2024 CPA-Zicklin “Trendsetter” with 100% score in multiple years for political accountability and disclosure3 Recipient of several awards for workplace diversity & inclusion Long-standing community partnerships, including $2.4 billion annual spend with diverse suppliers Lowest system average rate among major California investor-owned utilities Committed to gender parity in executive roles by 2030 and broader DEI actions $20 million per year in philanthropic contributions with at least 80% going to diverse and underserved communities Committed to achieving net-zero GHG emissions by 2045. Also have long-term ESG goals for clean energy, electrification, DEI, and safety 1. Net zero goal is enterprise-wide. Delivered power goal is SCE-specific and percentages refer to power delivered to SCE customers. Reflects no coal generation of delivered electricity 2. UTY refers to the PHLX Utility Sector Index, which consists of 21 geographically diverse public utility stocks 3. Edison International is recognized as a “Trendsetter” on the Center for Public Accountability (“CPA”)-Zicklin Index of Corporate Political Disclosure and Accountability. The Trendsetter category highlights leaders in the S&P 500 for commitments to transparency and accountability in political spending Environmental Social Governance

Edison International | February 2024 Business Update 6 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix Sustainable financing activities underscore strong link between strategy and financings 1. Excludes projects with GHG intensity above 100 gCO2e / kWh and bioenergy projects that do not have a sustainable feedstock (i.e., does not negatively impact food security or contribute to deforestation). Excludes any expenditures on fossil fuel-fired generation, nuclear generation or large hydro (>30 MW) 2. Vigeo Eiris was acquired by Moody’s Corporation in 2019 and has rebranded as Moody’s ESG Solutions since providing their second-party opinion 3. Issued independent of Edison’s Sustainable Financing Framework; Moody’s ESG Solutions separately provided additional second-party opinions on offerings’ alignment with ICMA’s Green Bond Principles Edison’s Sustainable Financing Framework aligned with ICMA’s Green Bond Principles, Social Bond Principles, and Sustainability Bond Guidelines Vigeo Eiris2 , second-party opinion provider, rated framework’s Contribution to Sustainability as “Advanced” (highest rating) SCE has issued $2.1 billion of sustainable bonds for eligible projects under the framework and $1.3 billion of green securitization bonds3 Primary Category1 U.N. Sustainable Development Goals Alignment Green Renewable Energy Clean Transportation Energy Efficiency & Carbon Reduction Climate Change Adaptation Social Socioeconomic Advancement and Empowerment, Including Gender Inclusion Green, Social, and Sustainability instruments will fund projects that provide distinct environmental or social benefits Eligible Project Categories Included in Sustainable Financing Framework

Edison International | February 2024 Business Update 7 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix California’s regulatory mechanisms provide revenue certainty Revenue Decoupling means earnings aren’t affected by changes in electricity sales Long-standing regulatory mechanism that breaks the link between retail electricity sales and revenue; promotes energy efficiency, helps stabilize customer bills, and supports environmental goals Changes in sales only affect timing of cash collection Balancing Accounts allow SCE to collect and refund differences to authorized revenue SCE has several balancing accounts, including for variances in sales volume, such as those related to weather Balancing account established for incremental residential uncollectibles Forecast Ratemaking reduces regulatory lag Four-year GRC cycle with forward-looking test year and attrition year increases CPUC has historically authorized mechanism that gives SCE opportunity to offset some inflationary price increases based on utility-specific indices Cost of capital proceedings on three-year cycle separate from GRC with mechanism to reasonably adjust cost of capital if market conditions change significantly during cycles

CLEAN ENERGY TRANSITION LEADERSHIP

Edison International | February 2024 Business Update 9 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix Reaching California’s 2045 GHG goals requires a near-complete transformation of energy use economy wide 100% of grid sales with carbon-free electricity ~90 GW of add’l utility-scale clean generation ~25 GW of add’l utility-scale energy storage >15 GW each of add’l behind-the-meter solar and storage Zero emission appliance regulations expected to drive >95% building electrification 98% and 90% of commercial water and space heating to be electrified by 2045, respectively 90% of light-duty vehicles need to be electric 90% of medium-duty vehicles need to be electric 54% of heavy-duty vehicles need to be electric 20% and 13% of pipeline natural gas volume to be hydrogen and RNG, respectively 37% of heavy-duty vehicles to be hydrogen fuel cell vehicles 20% of buses to be hydrogen fuel cell vehicles Edison is partnering with state and federal governments and with other stakeholders to advance policies that rapidly cut GHG emissions in a feasible way 25 MMT from carbon capture and storage (point source) 25 MMT from natural and working lands 25 MMT from other (e.g., direct air capture) DECARBONIZE ELECTRICITY ELECTRIFY TRANSPORTATION ELECTRIFY BUILDINGS USE LOW-CARBON FUELS SINK REMAINING CARBON 100% RETAIL SALES 90% OF VEHICLES 95% OF BUILDINGS 48% NON-ELECTRIC ENERGY 75 MMT CARBON SINK

Edison International | February 2024 Business Update 10 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix Load growth of 80% by 2045 requires a significant acceleration in grid expansion Source: SCE’s Countdown to 2045 analysis. See Countdown to 2045 Appendices for additional information on the analysis and its methodology CAISO Grid Investment 2033–2045 At least half of incremental grid investment fits squarely within IOU jurisdictions Incremental CAISO-wide grid investment ~$125 billion (2023$) Transmission for Out-of-State Imports ISO Interconnections Distribution Subtransmission Infrastructure to interconnect and integrate resources May be mix of investment by utilities, generators, and other market participants Utility infrastructure additions and upgrades Predominantly investments by utilities in their service areas New transmission and distribution grid projects need to be added at up to 4x and 10x historical rates, respectively SCE expects distribution system to be 25% larger by 2045 – Equivalent of 85 new distribution substations – Upgrades to 345 of 900 existing substations – 1,400 new distribution circuits (30% more than today) +20,000 circuit miles of 500 kV transmission CAISO-wide to interconnect new resources

Edison International | February 2024 Business Update 11 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix 2023 2045 By 2045, electricity demand is projected to rise by over 80% from today, primarily due to electrification Households will benefit from these savings well before 2045, with the average SCE household expected to see more than 10% savings by the early 2030s Household savings driven by reduced fossil fuel expenses more than offsetting increase in electricity expense Improvements in equipment efficiency, energy efficiency, and demand response programs reduce consumption Adoption of electrified technologies results in significant savings for average SCE customer household 1. Reflects annual energy expenses using SCE data. Vehicles and appliance costs are not included. Assumes the average SCE customer in 2045 would have electric vehicle, solar, and electric water and space heating 2. Reflects the proportion of household income spent on energy. For 2045, projected median household income based on historical growth rates, then normalized to 2023$ Source: SCE’s Countdown to 2045 analysis Annual residential household energy expenses (2023$)1 Total annual energy expenses for the average SCE customer household decreases by ~40% by 2045 $3,880 $6,680 Home Solar Electricity Bill Home Gas Bill Gasoline Share of wallet2 >7% <3%

Edison International | February 2024 Business Update 12 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix 26.9 31.5 36.6 SCE SDG&E PG&E 0% 2% 4% 6% 8% 10% Mississippi West Virginia Alabama Kentucky Oklahoma Arkansas Wyoming Indiana South Dakota Louisiana Kansas Montana South Carolina Michigan Maine Tennessee North Dakota Georgia Missouri Connecticut Colorado Nebraska SCE Vermont Nevada Arizona Iowa Ohio Oregon North Carolina Rhode Island Wisconsin Florida Delaware New Mexico Illinois Washington Pennsylvania New Hampshire Idaho Virginia Massachusetts Minnesota New York Utah Maryland New Jersey Total 2022 energy share of wallet in SCE’s service area near median and can decrease with higher levels of electrification 1. EIX analysis and assumptions based on representative utilities in each state, median household income data from U.S. Census Bureau, electricity expenditure data from EIA, natural gas expenditure data from AGA and EIA, gasoline price data from EIA, and estimated share of income spent on vehicle fuel by state presented in the DOE’s Vehicle Technologies Office Figure of the Week #1176, which does not include estimates for Hawaii or Alaska. Data not available for Texas 2. All rates include California Climate Credit 3. Sources: SCE Advice 5178-E effective January 1, 2024, PG&E Advice 7116-E/C effective January 1, 2024, SDG&E Advice 4344-E effective January 1, 2024 2022 Est. Avg. Residential Customer Share of Wallet (% of Income)1 +36% vs. SCE +17% vs. SCE For customers of Electricity Nat. Gas Gasoline large utilities in: …and among California IOUs, SCE has the lowest system average rate System Average Rate2,3 Cents per kWh Electricity and energy share of wallet in SCE’s service area are on par with those in other states…

Edison International | February 2024 Business Update 13 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix Edison International has one of the strongest electrification profiles in the industry 1. Inflation Reduction Act of 2022 State plans for ~$600+ million in budgets over next 5 years for equitable building decarbonization; IRA1 brings in excess of $22B in tax credits and rebates nationwide SCE considering further steps to help state close current deployment gap Target to have 27 million residential heat pumps in California by 2045 Represents ~2.4 million MWh of incremental load in SCE’s area by 2035 ~6.9 million MWh by 2045 SCE has installed or procured ~7.3 GW of storage capacity SCE constructing ~535 MW of utility-owned storage to support reliability Project 30+ GW of utility-scale storage needed California-wide by 2045 Growing energy storage capacity supports reliability as economy increasingly relies on electricity Largest U.S. IOU EV charging programs with over $800 million of approved funding Substantial state budget commitments to accelerate zero-emission vehicles 25% of new cars sold in California in 2023 were zero emission vehicles Current trajectory of 13.5 million EVs in CA (5 million in SCE’s area) by 2035 Represents ~24.3 million MWh in SCE’s service area by 2035 and ~50 million MWh by 2045 Transportation Electrification Energy Storage Building Electrification

Edison International | February 2024 Business Update 14 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix $872 $798 $527 $414 $309 $293 EIX Utility A Utility B Utility C Utility D Utility E SCE leads the largest utility transportation electrification initiatives and programs in the U.S. 1. Low Carbon Fuel Standard. The LCFS program at the California Air Resources Board (CARB) funds SCE’s vehicle rebate programs through the sale of LCFS credits to market participants and not through customer rates. These amounts are distinct from funding approved for SCE’s transportation electrification programs Sources: EEI Electric Transportation Biannual State Regulatory Update (December 2023), SCE Edison’s long-standing suite of transportation electrification programs enables California’s leadership of EV adoption Approved Electric Utility Transportation Electrification Portfolios >$250 Million $ in Millions By 2030, SCE will administer over $1 billion of EV purchase incentives and other equity-focused programs funded via California’s LCFS program1 By 2027, SCE’s programs will have: – Added ~25,000 light-duty vehicle chargers and ~8,500 medium- and heavy-duty vehicles – Directly contributed to electrification of >500,000 vehicles with ~25% in disadvantaged communities EIX/SCE received the prestigious Edison Electric Institute (EEI) Edison Award for SCE’s innovative suite of TE programs

Edison International | February 2024 Business Update 15 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix - 10,000 20,000 30,000 40,000 50,000 60,000 2023 2028 2033 2038 2043 SCE’s future load growth is highly levered to EV adoption, a critical component of reaching state GHG goals 1. Includes both light duty and non-light duty EV load 25% of new cars sold in California in 2023 were zero emission vehicles SCE’s Charge Ready programs are expected to stimulate growth in EV adoption and the build out of charging infrastructure SCE’s programs include a focus on serving multi-family dwellings and disadvantaged communities State budget funding of ~$10 billion to accelerate zero-emission vehicles represents significant progress in helping spur adoption Electric vehicles in SCE’s service area added ~2,800 GWh of load in 2023 and could grow to 50,000+ GWh by 2045 Electric load from electric vehicles in SCE’s service area, GWh1 ~15x increase

Edison International | February 2024 Business Update 16 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix SCE is actively strengthening grid reliability Energy Storage ~2.4 GW currently online Installed or procured ~7.3 GW of storage capacity and must procure 1 GW more by 2028 535 MW utility-owned storage under construction Demand Response Demand response programs play a significant role in ensuring safe, affordable, and reliable delivery of electricity SCE’s current demand response portfolio totals 800 MW Focused on enhancing customer experience to increase participation through customer-friendly program design, simplified incentives, and new communication technologies System & Procurement Upgraded transmission lines in eastern desert, increasing ability to integrate and deliver more renewable energy Procuring additional power above usual weather and demand forecasts Advocating for changes to Resource Adequacy program to ensure CAISO-wide resources meet grid needs, and supporting discussions on potential Western regional market

SCE WILDFIRE MITIGATION: APPROACH, PROGRESS, AND RESULTS

Edison International | February 2024 Business Update 18 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix SCE is seeing numerous proof points and results from its substantial wildfire mitigation efforts since 2018 1. Measured by faults covered conductor is expected to mitigate per 100 circuit miles on fully covered circuits as compared to bare circuits from 2018–2023 in HFRA 2. Measured by average monthly tree caused circuit interruptions in HFRA in 2021–2023 compared to the average from 2017-2019. In 2023, Southern California experienced significant impacts from seasonal rain and snowfall (e.g., Hurricane Hilary), which led to an increase of storm-related tree-caused circuit interruptions in 2023 3. Measured as Total Defect Find Rate of Top Ignition Drivers (% of inspections) in 2023 as compared to 2019 (inception of program) for structures inspected every year. Southern California experienced significant impacts from seasonal rain and snowfall (e.g., Hurricane Hilary), which led to an increase of defect find rates in 2023 4. ~22 million customer minutes of interruption in 2023 compared to ~268 million in 2020, not normalized for weather 70% fewer faults on fully covered circuits1 31% fewer tree-caused faults2 No ignitions due to failure of covered conductor 48% lower defect find rate3 ~90% visual coverage of HFRA 98% fewer structures destroyed in 2022-23 compared to 2017-18 99% fewer acres burned in 2022-23 compared to 2017-18 90% less PSPS outage time in 2023 compared to 20204 5,580+ MILES OF COVERED CONDUCTOR 2 MILLION+ TRIMS AND REMOVALS IN HFRA 1 MILLION+ HFRA INSPECTIONS 1,730+ WEATHER STATIONS 190+ HD CAMERAS

Edison International | February 2024 Business Update 19 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix SCE’s 2023–25 Wildfire Mitigation Plan (WMP) builds upon the accomplishments and lessons from the 2020–22 WMP SCE is building on and extending the work already accomplished: Grid Design & Hardening Covered conductor & undergrounding Fire-resistant poles Protective devices & settings Inspections Aerial & ground Vegetation Management Line clearing, pole brushing, hazard tree assessments and remediations Situational Awareness Weather stations Wildfire cameras Fire spread modeling technology Advanced Technologies Early Fault Detection, Rapid Earth Fault Current Limiter, Artificial Intelligence and Machine Learning Public Safety Power Shutoff Critical care back-up batteries Community Resource Centers & Community Crew Vehicles – Continue hardening the grid, including transmission lines – Ramp up targeted undergrounding in severe risk areas – Continue reducing PSPS impacts, particularly with Access & Functional Needs customers – Further technological advancements

Edison International | February 2024 Business Update 20 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix AB 10541 provides a strong regulatory construct for determining wildfire liability and cost recovery Established safety certification process and additional safety oversight Under AB 1054, SCE can obtain an annual safety certification upon submission of required safety information, including an approved wildfire mitigation plan Safety certifications valid for 12 months and remain valid until Office of Energy Infrastructure Safety acts on SCE’s request for a new safety certification Codified prudency standard that assumes utility prudency unless serious doubt created Provided a utility is “safety certified,” establishes a prudency standard that assumes utility is prudent, unless intervenors create serious doubt Prudency based on reasonable utility conduct with potential for full or partial recovery, considering factors within and beyond a utility’s control (e.g., humidity, temperature, winds) Standard survives even if Wildfire Insurance Fund is depleted Established ~$21 billion Wildfire Insurance Fund to enhance liquidity Reimburses utility for eligible claims payments above the higher of $1 billion and required insurance coverage Currently ~$10 billion of assets, invested ~2/3 Treasury/Agency and ~1/3 corporate securities (Avg. credit rating of AA with average duration of 3.7 years)2 Caps utility liability exposure if utility found imprudent (SCE 2024 cap: ~$3.9 Bn) If found prudent, no requirement to reimburse fund for claims covered by fund If found imprudent or partially imprudent, shareholders reimburse fund Reimbursement capped if utility has valid safety certification.3 The cap covers trailing three-year period and limits reimbursement to 20% of electric T&D equity rate base4 1. California Assembly Bill 1054, executed by the governor of California on July 12, 2019 2. Source: California Earthquake Authority Financial Report presented at the November 23, 2023 California Catastrophe Response Council meeting 3. And has not been found to have acted with conscious or willful disregard of the rights and safety of others 4. Excluding general plant and intangibles

Edison International | February 2024 Business Update 21 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix $2.0 $2.5 $2.9 $2.5 $2.6 $3.7 $4.1 $4.0 2017-18 2018-19 2019-20 2020-21 2021-22 2022-23 2023-24 2024-25* California has continued to increase investments in wildfire suppression and prevention 60+ aircraft make CAL FIRE’s fleet the largest civil aerial firefighting fleet in the world3 1. As initially enacted. Does not include subsequent Emergency Fund funding. *: 2024-25 is based on the Governor’s proposed budget released on January 10, 2024 2. Budgeted across departments and budget years Portions of the funding for the Wildfire & Forest Resilience Strategy are captured within CAL FIRE’s overall budget and the action in this reference 3. https://www.fire.ca.gov/what-we-do/fire-protection/aviation-program 4. https://www.fire.ca.gov/incidents/2023 CAL FIRE’s budget has doubled since 2017-18 CAL FIRE Enacted Budget by Budget Year, $ in Millions1 CAL FIRE’s staffing has increased by ~75% since 2017-18 Thousands of CAL FIRE Budget Year Positions1 6.9 7.2 7.7 8.1 8.8 11.3 12.0 12.3 2017-18 2018-19 2019-20 2020-21 2021-22 2022-23 2023-24 2024-25* State has committed $2.7 billion over 5 years2 for Wildfire & Forest Resilience Strategy 2023 fire season saw substantial decrease in number of wildfires and total acreage burned vs. 5-year average4

Edison International | February 2024 Business Update 22 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix SCE’s tools and technology allow it to monitor real-time conditions to help inform operational decision-making 190+ cameras that provide visibility to about 90% high fire risk areas to monitor wildfire conditions Plan to increase coverage to nearly all of high fire risk areas by 2024 1,730+ weather stations that provide wind speed, humidity and temperature data Incorporating machine learning capabilities to enhance forecasts State-of-the-art software with high-resolution model that forecasts weather conditions down to <2 miles Millions of simulations run to determine risk, understand community impacts, and help strategize grid hardening Measuring vegetation moisture at 14 sampling sites biweekly to help determine fuel conditions Using data to train machine learning fuel moisture model to enhance operations Weather and Fire Spread HD Weather Stations Modeling Fuel Sampling Accessible to the public at sce.com/weatherstations Wildfire Camera Network Accessible to the public at www.alertwildfire.org

Edison International | February 2024 Business Update 23 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix https://www.edison.com/_gallery/ get_file/?file_id=634a0ff38ed7df0 e03e0e3a4&file_ext=.pdf&page_i d= Covered conductor is one of the most effective measures to reduce wildfire and PSPS risks ~2.9 ~4.5+ ~0.7 Under-ground Covered Conductor Covered conductor is a very valuable tool to expeditiously and cost-effectively reduce wildfire risk specific to SCE Undergrounding pursued for certain locations based on risk profile ~75–85% lower Click to view larger image Undergrounding considered where there is: • Communities of Elevated Fire Concern3 • High burn frequency • Limited egress • Wind speeds exceeding covered conductor PSPS thresholds • Exceptionally high potential consequence (>10,000 acres) • Operational feasibility Cost per Mile1 $ in Millions Avg. Implementation Time In Months 1. Based on data provided in SCE’s 2025 GRC 2. The Schedule phase includes verifying permits, obtaining easements, scoping and bundling work, and scheduling construction 3. Communities of Elevated Fire Concern defined as smaller geographic areas where terrain, construction, and other factors could lead to smaller, fast-moving fires threatening populated locations under benign (normal) weather conditions Chaparral (brushland) presents different primary risk factors than heavily forested areas Vegetation Type Evergreen Forest Deciduous Forest Broadleaved Forest Chaparral Grassland Desert Scrub Geography Cost to Implement Execution Speed Unique Factors Covered Conductor Under-ground Initiate ~2–3 ~2–3 Plan ~6–9 ~9–15 Schedule ~6–9 ~9–15 Execute ~2–3 ~5–15 Total 16–24+ 25–48+

Edison International | February 2024 Business Update 24 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix By end of 2025, expect to be approaching 90% of total distribution lines in high fire risk area hardened1 ~7,200 ~5,610 1,070 ~1,830 ~1,090 ~16,800 miles Distribution lines underground Completed hardening2 (primarily covered conductor) 2024 planned hardening2 2025–2028 planned hardening2,3 Hardened during routine work 1. Refers to circuit miles of overhead distribution infrastructure in SCE’s high fire risk areas (HFRA) 2. Includes covered conductor and undergrounding 3. Subject to regulatory approval. SCE has requested funding for 2025–2028 in its 2025 GRC Hardening Status of Total Circuit Miles of Distribution Lines in SCE’s High Fire Risk Area Today ✓ ✓ % Physically Hardened ….......…………………………………………...…………………..76% 90%+

Edison International | February 2024 Business Update 25 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix SCE estimates its wildfire mitigation and PSPS have reduced probability of losses from catastrophic wildfires by 85–88%1,2 1. Baseline risk estimated by Risk Management Solutions, Inc. (Moody’s RMS) using its wildfire model, relying on the following data provided by SCE: the location of SCE’s assets, CPUC reportable ignitions from 2014–Q3 2023, mitigation effectiveness and locations of installed covered conductor, tree removals, inspections, line clearing, fast curve settings, and PSPS de-energization criteria 2. There are risks inherent in the simulation analysis, models and predictions of SCE and Moody’s RMS relating to the likelihood of and damage due to wildfires and climate change. As with any simulation analysis or model related to physical systems, particularly those with lower frequencies of occurrence and potentially high severity outcomes, the actual losses from catastrophic wildfire events may differ from the results of the simulation analysis and models of Moody’s RMS and SCE. Range may vary for other loss thresholds 3. Includes (i) total potential insured losses estimated by Moody’s RMS, and (ii) total potential uninsured losses estimated by SCE based on management experience and consultation with insurance industry experts. “Fund” refers to CA AB 1054 Wildfire Insurance Fund. SCE used Moody’s RMS loss estimates along with its estimates of uninsured losses to quantify the reductions in estimated probability 4. Moody’s RMS’s prior method of analysis regarding wildfire risk on the wildfire models has been updated at SCE’s request to incorporate Moody’s RMS’s newly available climate change models, leading to adjustments to pre-2018 probabilities and in quantifying the current probabilities SCE expects to further reduce risk and decrease need for PSPS with continued grid hardening Pre-20184 Year-end 2023 Estimated Risk Reduction PSPS Contribution Annual Risk of ≥$1.0 billion loss3 ~5.2% <0.7% ~85% reduction in estimated probability of accessing the Wildfire Fund Risk of ≥$3.5 billion drawn from Fund over 3 years3 ~2.9% <0.4% ~88% reduction in estimated probability of exceeding AB 1054 liability cap ~10% of total risk reduction Decreasing dependency on PSPS vs. ~15% as of Q4 20224

Edison International | February 2024 Business Update 26 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix SCE has reduced use of PSPS for lowering wildfire risk through use of covered conductor and other physical mitigation 1. Baseline risk estimated by Risk Management Solutions, Inc. (Moody’s RMS) using its wildfire model, relying on the following data provided by SCE: the location of SCE’s assets, reported ignitions from 2014–Q3 2023, mitigation effectiveness and locations of installed covered conductor, tree removals, inspections, line clearing, fast curve settings, and PSPS de-energization criteria. 2. There are risks inherent in the simulation analysis, models and predictions of SCE and Moody’s RMS relating to the likelihood of and damage due to wildfires and climate change. As with any simulation analysis or model related to physical systems, particularly those with lower frequencies of occurrence and potentially high severity outcomes, the actual losses from catastrophic wildfire events may differ from the results of the simulation analysis and models of Moody’s RMS and SCE. Range may vary for other loss thresholds 3. PSPS and System Hardening Values are estimated by SCE based on operational experience in 2018–2020 compared to the subsequent modeled years SCE’s wildfire risk mitigation is differentiated by its speed of hardening its infrastructure Estimated reduction in probability of catastrophic losses using the independent Moody’s RMS wildfire risk model compared to pre-2018 levels 1,2,3 20% 55–60% 55–60% 65–70% 75–80% 85–88% 2018 2019 2020 2021 2022 2023 Public Safety Power Shutoffs (PSPS) (Contribution has declined from 100% to ~10%) Physical Mitigation (Grid hardening (e.g., covered conductor), inspections, vegetation management) ~125 ~495 ~1,480 ~2,980 ~4,400 Cumulative miles of covered conductor installed: Current 5,580+

FINANCIAL INFORMATION

Edison International | February 2024 Business Update 28 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix 5.2 5.6 6.7 7.2 7.2 7.0 0.2 0.4 0.8 0.9 1.0 0.7 $5.4 $6.0 $7.5 $8.1 $8.2 $7.7 2023 2024 2025 2026 2027 2028 Capital deployment expected to increase in 2025–20281 Range Case2 (Recorded) $5.6 $6.6 $6.8 $6.8 $6.4 GRC underpins ~$38–43 billion 2023–2028 capex forecast; substantial additional investment opportunities offer upside 1. Forecast for 2025 includes amounts requested in SCE’s 2025 GRC filing. Additionally, reflects non-GRC spending subject to future regulatory requests beyond GRC proceedings and FERC Formula Rate updates 2. Annual Range Case capital reflects variability associated with future requests based on management judgment, potential for permitting delays and other operational considerations CPUC FERC Capital Expenditures, $ in Billions Forecast does not include substantial additional capital deployment opportunities 1. NextGen ERP 2. Advanced Metering Infrastructure (AMI) 2.0 3. Other potential investments in the grid supporting reliability, resilience, and readiness 4. FERC transmission $2bn+ $2bn+ Forecast

Edison International | February 2024 Business Update 29 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix Over 85% of SCE’s capital investments are in its distribution grid and essential to reliability, resiliency, and readiness objectives Distribution Non-distribution 30% 18% 15% 13% 11% 8% 3% 2% Infrastructure Replacement Wildfire Mitigation Load Growth & New Service Connections Inspections & Maintenance Other Distribution1 Transmission Generation Electrification >85% distribution grid SCE forecasts investing $38–43 billion from 2023 to 2028 to support SCE’s wildfire mitigation strategy and clean energy transformation in California Percentage of 2023–2028 capital plan 1. Includes utility-owned storage

Edison International | February 2024 Business Update 30 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix 33.6 35.9 41.8 45.3 48.7 51.8 7.6 7.5 7.6 7.7 8.1 8.8 $41.2 $43.4 $49.4 $53.0 $56.8 $60.6 2023 2024 2025 2026 2027 2028 Projected ~6–8% rate base growth 2023–2028; substantial additional investment opportunities offer upside 1. Weighted-average year basis 2. Range Case rate base reflects only changes in forecast capital expenditures CPUC FERC ~8% CAGR 2023–2028 Rate Base1 , $ in Billions Strong rate base growth driven by wildfire mitigation and important grid work to support California’s leading role in clean energy transition Range Case2 (Recorded) $43.0 $48.1 $50.4 $52.8 $55.3 Forecast does not include substantial additional capital deployment opportunities 1. NextGen ERP 2. Advanced Metering Infrastructure (AMI) 2.0 3. Other potential investments in the grid supporting reliability, resilience, and readiness 4. FERC transmission $2bn+ $2bn+

Edison International | February 2024 Business Update 31 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix SCE has obtained approvals of standalone applications for ~$3 billion of capex over past two rate case cycles 2018 2019 2020 2021 2022 2023 $252 million for medium & heavy-duty transportation electrification $314 million light-duty transportation electrification $407 million for Grid Safety & Reliability Program $1,000 million for utility owned storage projects $465 million for wildfire mitigation $435 million for Customer Service Re-Platform project Standalone application approvals of incremental capital spending during 2018 and 2021 GRC cycles Only capital expenditure components of CPUC decisions shown below Electrification $566 million capex Wildfire Mitigation $872 million capex Storage & Other $1,435 million capex

Edison International | February 2024 Business Update 32 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix SCE’s long-term growth drivers highly aligned with California’s public policy goals Infrastructure Replacement Wildfire Mitigation Grid Modernization Electrification Energy Storage Transmission Safe, Reliable, and Affordable Electricity Service & Decarbonization of California

Edison International | February 2024 Business Update 33 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix Cash flow from memo account recovery and securitization strengthens our balance sheet and credit metrics Approved Applications Application / Account Balance @ Dec. 31, 2023 Recovery Through Remaining Rate Recovery by Year 2024 2025 2026 ✓ GRC Track 3 234 Sept. ’25 134 100 – ✓ CSRP Track 1 189 Dec. ’25 87 102 – ✓ GRC Track 2 156 Feb. ’25 134 22 – ✓ 2021 CEMA 137 Dec. ’24 137 – – ✓ WEMA2 86 May ’24 86 – – ✓ Others1 132 Varies 113 19 – Total 935 691 244 – Pending Applications2 (Subject to CPUC Authorization) Application Request2 Expected Amort.2 Expected Rate Recovery by Year 2024 2025 2026 2022 Wildfire Mitigation & Vegetation Mgmt. (WM/VM) 384 12 months – 384 – ✓ (PD) 2021 Wildfire Mitigation & Vegetation Mgmt. (WM/VM) 327 12 months 191 136 – 2022 CEMA3 198 12 months 116 83 – Total 909 306 602 – 1. Includes 2020-2023 Residential Uncollectibles, CSRP Track 2, and Vegetation Management Z-Factor 2. Pending Applications reflects applications already submitted to the CPUC. Additional CEMA applications will be made for other events. Requested revenue requirement shown. Amounts and amortization subject to CPUC approval 3. Reflects request at the time of the application. SCE continues to record capital-related revenue requirements and interest in CEMA that would also be authorized upon commission approval Note: Numbers may not add due to rounding GRC, Wildfire-related, and Wildfire Insurance Applications $ in Millions

Edison International | February 2024 Business Update 34 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix 2024 focus for 2017/18 Wildfire/Mudslide Events: Continued progress toward resolution; target Woolsey application in Q3 1. TKM: Collectively, the Thomas Fire, the Koenigstein Fire, and the Montecito Mudslides 2. As of February 15, 2024 Resolve remaining claims in timely manner File Woolsey cost recovery application in Q3 2024 TKM1 cost recovery proceeding in early stages 1 2 3 ❑ Based on recent progress, adjusted best estimate of total losses upward by $65 million – Individual plaintiff claims resolved2 ~12,000 ❑ Targeting reaching 90%+ completion (substantial resolution for filing) ❑ Scoping memo largely adopts SCE’s framing of issues ❑ Remaining individual plaintiffs2 – TKM1 ~200 – Woolsey ~1,300 ❑ Application will cover $4+ billion of costs (settlement, interest, and legal) ❑ Schedule allows for final decision as soon as Q1 2025 and includes opportunity to file settlement (if reached) ❑ Evaluate responses to Woolsey settlement protocol deadline

Edison International | February 2024 Business Update 35 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix Resolution of 2017/2018 Wildfire/Mudslide Events advances 2.4 0.5 5.8 0.6 9.4 Best Estimate of Total Losses 1. TKM: Collectively, the Thomas Fire, the Koenigstein Fire, and the Montecito Mudslides 2. Non-CARE 3. After giving effect to all payment obligations under settlements entered into through December 31, 2023, including under the agreement with the Safety and Enforcement Division of the CPUC 4. Numbers may not add due to rounding Substantial progress resolving claims $ in Billions, as of December 31, 20234 Application for TKM events in progress1 Remaining3 Status: Scoping memo outlining scope and schedule issued; next step: Intervenors’ testimony due May 29 Request: – $2.4 billion (settlements + financing and legal costs) – Securitization of approved amounts ▪ TKM Application: ~$1.50/month for average residential customer bill (vs. average of ~$1782 ) Resolved Cost recovery request of ~$6.4 billion (+associated interest and legal costs) SED agreement Insurance and FERC recovery 4Q Update: Best estimate adjusted by $65MM Majority driven by a single settlement outcome higher than expected as SCE continues to make solid progress SCE is now evaluating responses to Woolsey mediation protocol deadline to provide complete claims packages Woolsey cost recovery application: now targeting Q3 2024

Edison International | February 2024 Business Update 36 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix Cost recovery for 2017/2018 events benefits financial strength of the utility and reduces costs for customers Modeling sensitivities: For each $1 billion of cost recovery… Debt paydown with proceeds of securitization2 $1 billion Higher FFO-to-Debt ~40–50 bps Reduced interest expense ~$35 million (~9¢/share) Total potential avoided excess financing costs3 for SCE debt issued over next 10 years As high as $4.9 billion 1. SCE’s pending application seeks a reasonableness review of the costs incurred and indicates an intent to seek authority for securitization after a final decision on cost recovery 2. Bill impact of $0.63/month for each $1 billion of recovery, with no impact to low-income customers. This will be offset by avoided excess financing costs for all customers 3. Represents the high end of the total estimated avoided excess debt costs realized through the narrowing of the debt issuance financing cost spread between SCE and its non-California peers if investors find the decision in this proceeding to be reasonable based on the underlying facts. For additional description and detail, see Thomas Fire and Debris Flow Cost Recovery Application – Financial Policy Testimony (SCE-01, Volume 3) Reduces overall costs to customers2

Edison International | February 2024 Business Update 37 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix EIX and SCE are committed to investment grade credit ratings 1. Excludes amortization of securitized bonds related to SCE’s AB 1054 Excluded Capital Expenditures, short-term debt 2. Based on S&P’s methodology 3. As of December 31, 2023, ~$1.4 billion at EIX Parent & Other (cash on hand of $131 million and available credit facility of ~$1.3 billion) and ~$2.0 billion at SCE (cash on hand of $214 million and available credit facility of ~$1.8 billion) SCE EIX Moody’s Baa1 Stable Baa2 Stable S&P BBB Stable BBB Stable Fitch BBB Stable BBB Stable EIX and SCE upgraded by Moody’s and Fitch in 2023, reflecting decline in wildfire risk facing SCE Investment grade ratings at SCE and EIX, targeting EIX long-term FFO-to-Debt ratio of 15–17%2 Total liquidity of ~$3.4 billion3 Manageable long-term debt maturities Credit strengths include: – Stable, regulated T&D operations – Extensive cost recovery mechanisms – Credit supportive measures under AB 1054 – Wildfire mitigation investments Long-term Issuer Rating and Outlook As of February 22, 2024 Long-term Debt Maturities1 $ in Millions, as of December 31, 2023 EIX Parent SCE 2,150 1,200 1,350 1,739 1,659 500 800 600 1,150 550 2,650 2,000 750 1,950 2,889 2,209 2024 2025 2026 2027 2028 2029

Edison International | February 2024 Business Update 38 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix EIX & SCE have limited variable-rate exposure Approximately $12 billion of the total ~$31 billion long-term debt portfolio matures through 20291 SCE Wildfire Interest expense will be included in cost recovery applications SCE Operational Minimal exposure based on authorized cost of capital EIX Parent Parent long-term debt is ~15% of total ~$31 billion portfolio1 Outstanding Short- and Long-Term Debt Maturities (2024–2029)1 as of December 31, 2023, $ in Millions - 900 - - 439 1,659 2024 2025 2026 2027 2028 2029 1. Does not include commercial paper, amortization of secured recovery bonds issued by SCE Recovery Funding LLC. Total long-term debt portfolio value excludes secured recovery bonds issued by SCE Recovery Funding LLC 2. For variable rate debt, based on effective rates as of December 31, 2023 1,150 - 1,000 2,150 300 750 1,350 1,300 - 2024 2025 2026 2027 2028 2029 500 800 - 600 1,150 550 2024 2025 2026 2027 2028 2029 4.2% 5.3% 5.4% 3.7% 4.8% 5.8% Wtd. Avg. Rate2 Fixed Rate 3.2% Variable Rate - 7.0% 3.5% 3.7% 3.6% 4.7% 3.5%

Edison International | February 2024 Business Update 39 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix EIX introduces 2024 Core EPS guidance of $4.75–5.05 1. Note: SCE Operational Variance was $0.52 in 2021 and $0.44 in 2022 2. SCE is unable to conclude, at this time, that these amounts are probable of recovery; however, recovery will be sought as part of future cost recovery applications Note: See Earnings Per Share Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix. All tax-effected information on this slide is based on our current combined statutory tax rate of approximately 28%. Totals may not add due to rounding 2023 Recorded 2024 Guidance Rate Base EPS 5.51 6.11–6.17 SCE Operational Variance1 0.82 0.48–0.67 SCE Costs Excluded from Authorized (0.76) (0.94)–(0.92) EIX Parent and Other Operational expense (0.11) (0.11)–(0.10) Interest expense, preferred div. (0.70) (0.79)–(0.77) EIX Consolidated Core EPS $4.76 $4.75–5.05 Share Count (in millions) 383.2 384.7 EIX 2024 Core Earnings Per Share Guidance Range Building from SCE Rate Base EPS 2024 Modeling Considerations Rate Base EPS: CPUC ROE: 10.75% / FERC ROE: 10.30% SCE Operational Variance includes: – AFUDC ~40¢ – 2022 CEMA ~14¢ SCE Costs Excluded From Authorized includes: – Wildfire claims debt interest 60–62¢ ▪ Reflects refinancing of maturing wildfire claims debt2 ▪ Additional debt issuance Parent Interest Expense and Preferred Dividends: – Reflects full year of debt issued in 2023 in excess of amounts needed to fund preferred stock repurchase and absence of gain on repurchase

Edison International | February 2024 Business Update 40 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix Strong underlying business growth masked by growing interest expense on wildfire claims debt 1. Compound annual growth rate (CAGR) based on the midpoint of the initial 2021 Core EPS guidance range of $4.42–4.62 2. In comparison to CAGR based on the midpoint of the initial 2021 Core EPS guidance range of $4.42–4.62 plus wildfire claims debt interest in 2021 to the midpoint of 2025 Core EPS guidance range plus wildfire claims debt interest Note: See Earnings Per Share Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix. Non-core items are presented as recorded On track to achieve 5–7% core EPS growth for 2021–20251 , despite headwinds Earnings per Share (EPS) 4.59 4.63 4.76 4.90 5.70 0.03 0.20 0.45 0.61 0.61 4.62 4.83 5.21 5.51 6.31 2021 2022 2023 2024 Midpoint of Guidance 2025 Midpoint of Guidance Core EPS Wildfire Claims Debt Interest (Initial guidance midpoint of $4.52) ~250 bps reduction to 2021–2025 Core EPS growth2 Basic EPS 2.00 1.61 3.12

Edison International | February 2024 Business Update 41 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix 4.90 0.78 0.04 (0.02) 5.70 0.00 5.70 2024 Core EPS Guidance (@ Midpoint) Rate Base Earnings (@ Midpoint) SCE Operational Variance EIX Parent & Other Results Before Incr. WF Claims Debt Interest Incr. WF Claims Debt Interest 2025 Core EPS Guidance (@ Midpoint) 2025 Core EPS growth primarily driven by rate base earnings 1. Includes SCE Operational Variance plus interest expense on wildfire fund contribution debt and executive compensation not in rates. Excludes incremental interest expense on debt funding wildfire claims payments Note: See Earnings Per Share Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix. Non-core items are presented as recorded 2025 Core EPS growth driven by ~11–14% 2025 rate base growth 2024 Core EPS Guidance at Midpoint of $4.75–5.05 Range vs. 2025 Core EPS Guidance at Midpoint of $5.50–5.90 Range +16.3% +16.3% 1 1 2025 GRC-Driven ~63¢ • New capex ~26¢ • Prior spending/True-ups ~37¢ Non-GRC & FERC ~15¢ Immaterial expected increase

Edison International | February 2024 Business Update 42 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix EIX’s 2024 equity needs expected to be fully met by end of Q1 1. Represents the liquidation preference value of repurchased securities. Aggregate amount paid to repurchase shares was $288 million, including accrued dividends 2. Financing plans are subject to change EIX 2023 Financing Execution EIX 2024 Financing Plan2 $100 million of equity, with $75 million pre-funded with excess JSN proceeds in Dec. 2023 – Expect to issue remaining equity via internal programs in Q1 2024 Plan to issue $500 million parent debt to refinance $500 million maturity Issued $500 million of junior subordinated ✓ notes (JSN) @ 8.125% (50% equity content) Generated $120 million common equity via internal programs Issued $600 million of senior unsecured debt @ 5.25% Repurchased $308 million of preferred equity1 Issued $450 million of JSNs @ 7.875% (50% equity content) to fund preferred repurchase, with excess pre-funding 2024 financing plan ✓ ✓ ✓ ✓ ✓

Edison International | February 2024 Business Update 43 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix EIX has a strong track record of increasing its dividend 1. 2024 dividend annualized based on dividend declaration on December14, 2023 0.80 3.12 2004 2024 7% CAGR EIX has 20 consecutive years of dividend growth1 Dividends per Share (in Dollars)

Edison International | February 2024 Business Update 44 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix EIX has a solid track record of delivering on Core EPS guidance over the last two decades 2023 2022 2021 2020 2019 In-line In-line Exceeded In-line In-line 2017 2016 2015 2014 2013 Exceeded In-line Exceeded Exceeded Exceeded 2011 2010 2009 2008 2007 Exceeded In-line Exceeded In-line Exceeded 2006 2005 2004 Exceeded Exceeded Exceeded EIX Actual Core EPS vs. Guidance Range History1 ✓ ✓ ✓ ✓ ✓ ✓ ✓ 1. 2012 and 2018 not shown because Core EPS guidance was not given in those years due to GRC decision timing ✓+ ✓+ ✓+ ✓+ ✓+ ✓+ ✓+ ✓+ ✓+ ✓+ ✓+

Edison International | February 2024 Business Update 45 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix SCE’s operational excellence efforts are producing O&M savings for its customers Insurance: Wildfire Self-Insurance Program – Expanded use of customer funded self-insurance in place since 2021 – Approved by CPUC; effective July 2023 – Potential for greater long-term savings Work Planning: Transformed Inspection Process – ~216,000 HFRA structures inspected every year – Combined ground and aerial inspections into single 360° inspection – Reduces drive time, benefits safety, and improves quality Procurement: Finding Ways to Buy Better – Reevaluated healthcare benefit providers – Switched vendors while maintaining level of employee benefits and service 1. Cumulative over 2025–2028 ~$160 million annually ~$50 million Over GRC cycle1 ~$55 million Over GRC cycle1

Edison International | February 2024 Business Update 46 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix EIX reaffirms 5–7% 2021–2025 Core EPS growth rate target, which would result in 2025 Core EPS of $5.50–5.901 1. Based on the midpoint of initial 2021 Core EPS guidance range of $4.42–4.62 established September 16, 2021. Growth in any given year can be outside the range Component Modeling Considerations Rate Base EPS (based on capex levels) 6.85–7.00 •CPUC ROE of 10.75% and FERC ROE 10.30% SCE Op. Variance 0.50–0.70 •AFUDC of ~$0.40 •Regulatory applications and other variances from authorized •Continued reinvestment in operational excellence SCE Costs Excluded from Authorized (0.97)–(0.88) •Primarily wildfire claims payment-related debt •Current interest rate assumption for 5.3% (sensitivity: ~2¢ EPS per ±50bps change) EIX Parent & Other (0.88)–(0.93) •Current interest rate assumption for 6.1% (sensitivity: ~1¢ EPS per ±50bps change) 2025 Core Earnings per Share Component Ranges

Edison International | February 2024 Business Update 47 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix EIX expects 5–7% Core EPS growth for 2025–2028, with financing plan showing minimal equity needs 1. For 2025, represents the midpoint of the 2025 Core EPS guidance range for $5.50–5.90 2. Financing plan is subject to change. Does not incorporate potential cost recovery in the 2017/2018 Wildfire/Mudslide cost recovery proceedings, which could materially change the financing plan 3. EIX Dividends includes common and preferred dividends, which are subject to approval by the EIX Board of Directors 4. Incremental to refinancing of maturities. Values shown include both SCE and parent debt $5.70 $6.60–7.00 2025 Midpoint 2028 Achievable EPS growth for 2028 Core Earnings per Share Guidance1 5–7% CAGR Uses Sources 2025–2028 EIX consolidated financing plan2 $ in Billions Capital Plan $27–32 Dividends3 $6–7 Net cash provided by operating activities $25–28 Incremental Debt4 $8–11 Equity ~$0.4

Edison International | February 2024 Business Update 48 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix Key 2028 Earnings Sensitivities Variable Sensitivity 2028 EPS1 (“Per year” amounts refer to 2025–2028) Capex & Rate Base Rate Base $100 million/year of capex ~5¢ AFUDC Annual capex of $200 million 1¢ Requested ~$400 million increase in depreciation in 2025 GRC If requested increase not authorized +15–35¢ (on range case) Rates & Financing CPUC ROE (Currently 10.75%) 10 bps 7¢2 FERC ROE (Currently 10.30%) 10 bps 1¢2 Wildfire Debt Rate (4.6% weighted average portfolio) 20 bps 2¢ EIX Parent Debt Rate (5.0% weighted average portfolio) 20 bps 2¢ Equity (~$100 million/year 2025–2028) For each $10 million/year reduction +1¢ 1. Assumes ~390 million shares outstanding for 2028 2. Based on a CPUC / FERC rate base mix of 86% CPUC / 14% FERC and current authorized capital structures

Edison International | February 2024 Business Update 49 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix EIX offers double-digit total return potential 1. Compound annual growth rate (CAGR) based on the midpoint of the 2021 Core EPS guidance range of $4.42–4.62 established on September 16, 2021; CAGR for 2025–2028 based on the midpoint of 2025 Core EPS guidance range of $5.50–5.90 2. Based on EIX stock price on February 21, 2024 3. At current P/E multiple. Excludes changes in P/E multiple and potential dividend growth 4. Risk reduction based on mitigations through December 31, 2023 5–7% Core EPS CAGR1 2021–2025 and 2025–2028 Underpinned by strong rate base growth of ~6–8% $38–43 billion 2023–2028 capital program ~4% current dividend yield2 20 consecutive years of dividend growth Target dividend payout of 45–55% of SCE core earnings Investments in safety and reliability of the grid Wildfire mitigation execution reduces risk for customers Creates strong foundation for climate adaptation and the clean energy transition One of the strongest electrification profiles in the industry Industry-leading programs for transportation electrification Expected 35% load growth by 2035 and 80% by 2045 9–11% total return opportunity3 before potential P/E multiple expansion driven by estimated 85–88% wildfire risk reduction4 , and ongoing utility and government wildfire mitigation efforts

APPENDIX

Edison International | February 2024 Business Update 51 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix Partners with large commercial, industrial, and institutional organizations to navigate the energy transition by providing integrated energy management and sustainability solutions Provide independent, expert advice and services Provides strategy and implementation solutions across sustainability, renewables, conventional supply, energy optimization, and transportation electrification Global reach. Local impact. Clients include 49 of the world’s largest companies1 Serving clients in 30+ countries globally 11.8+ GW of offsite renewable procurement deals Provide insights for clean energy efforts Supports Edison International’s clean energy, electrification, and sustainability strategy Edison Energy partners with the world's largest organizations to create meaningful climate impact — globally 1. Based on the Fortune 500 and Fortune Global 500 lists

Edison International | February 2024 Business Update 52 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix SCE Key Regulatory Proceedings Proceeding Description Next Steps Base Rates 2025 GRC (A.23-05-010) Sets CPUC base revenue requirement for 2025–2028. For more information, see the Investor Guide to SCE’s 2025 GRC Intervenors’ prepared direct testimony due February 29; SCE rebuttal testimony due April 15 Wildfire 2021 Wildfire Mitigation & Vegetation Management (A.22-06-003) Requesting approval of ~$327MM of rev. req. for incremental 2021 wildfire mitigation capex and O&M, and incremental 2021 veg. management O&M Proposed Decision approving ~$310MM rev. req. currently scheduled to be voted out at the Commission’s March 7 voting meeting 2022 Wildfire Mitigation & Vegetation Management (A.23-10-001) Requesting approval of ~$384MM of rev. req. for incremental 2022 wildfire mitigation capex and O&M, and incremental 2022 veg. management O&M; also requested interim rate recovery beginning Mar ‘24 Intervenors’ prepared direct testimony due April 19; SCE rebuttal testimony due May 17 2022 CEMA (A.22-03-018) Request recovery of costs assoc. with 2019 winter storms and 2020 firestorms. $312MM capital, $207MM O&M; Rev. Req.: $198MM Parties have until Feb. 29 to review and file comments on additional evidence submitted on Feb. 9 TKM Cost Recovery (A.23-08-013) Request recovery of $2.4 billion of costs to resolve claims associated with the Thomas Fire and Montecito Mudslides and $65 million of restoration costs Intervenors’ prepared direct testimony due May 29

Edison International | February 2024 Business Update 53 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix TKM Cost Recovery Schedule Event Scoping Ruling Date ✓ Application Filed Complete ✓ Protests and responses Complete ✓ SCE’s reply to protests Complete ✓ Pre-hearing Conference Complete Intervenors’ prepared direct testimony May 29, 2024 Rebuttal testimony June 28, 2024 Joint Motion for Approval of Settlement or Status Conference Statements and Witness Lists July 12, 2024 Hearing Status Conference August 13, 2024 Evidentiary Hearings August 20-22, 2024 Opening Briefs Late October 2024 Reply Briefs [matter submitted] Late November 2024 Proposed Decision (PD) [90 days after submission] Final Decision [no sooner than 30 days after PD] 53

Edison International | February 2024 Business Update 54 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix 2025 GRC Schedule Event Scoping Ruling Date ✓ Application Filed Complete ✓ Mandated Workshop Complete ✓ Protests and Responses to Application Complete ✓ Pre-hearing Conference Complete Intervenors’ Prepared Direct Testimony February 29, 2024 2023 Recorded Expenditures Served by SCE March 11, 2024 Prepared Rebuttal Testimony April 15, 2024 Evidentiary Hearings May 6–24, 2024 Update Testimony June 7, 2024 Hearings on Update Testimony, if necessary June 17, 2024 Opening Briefs July 8, 2024 Reply Briefs July 29, 2024 Proposed Decision Within 90 days after submission Final Decision No sooner than 30 days after proposed decision 54

Edison International | February 2024 Business Update 55 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix SCE continues to fund wildfire claims payments with debt Series Principal Due Rate 2021C 400 4/1/24 SOFR + 83bps 2021E 700 4/1/24 1.100% Term Loan 600 5/7/24 Adj. SOFR + 90bps 2021K 450 8/1/24 0.975% 2022C 300 6/1/25 4.200% 2020C 350 2/1/26 1.200% 2023C 400 6/1/26 4.900% 2024A 500 2/1/27 4.875% 2022D 600 6/1/27 4.700% 2022F 750 11/1/27 5.850% 2023A 750 3/1/28 5.300% 2023E 550 10/1/28 5.650% 2022E 350 6/1/52 5.450% Total $6,700 Forecasted 2024 Interest (pre-tax)1: ~$325 Wildfire Claims Payment-Related Debt Issuances $ in Millions except percentages, as of February 21, 2024 Interest expense not currently recoverable in rates, however, will be included in 2017/2018 Wildfire/ Mudslide Events cost recovery applications SCE has waiver from CPUC, allowing exclusion with respect to certain current and future charges to equity and associated debt for calculating SCE’s regulatory equity ratio – Waiver approved through August 2025 (with ability to seek additional extension via application) or until CPUC makes a final determination on cost recovery for 2017/2018 Wildfire/Mudslide Events 1. Including projected 2024 financings

Edison International | February 2024 Business Update 56 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix EIX Core EPS Non-GAAP Reconciliations 1. SCE non-core items are tax-effected at an estimated statutory rate of approximately 28%; customer revenues for EIS insurance contract, net of claims are tax-effected at an estimated statutory rate of approximately 20% Midpoint of Guidance Range 2025 2024 2023 2022 2021 Basic EPS $ 5.70 $ 4.90 $ 3.12 $ 1.61 $ 2.00 Non-Core Items SCE 2017/2018 Wildfire/Mudslide Events claims and expenses, net of recoveries — — (1.65) (3.27) (3.25) Wildfire Insurance Fund expense — — (0.56) (0.56) (0.57) Other wildfire claims and expenses, net of recoveries — — (0.09) — — 2021 NDCTP probable disallowance — — (0.08) — — Customer cancellations of certain ECS data services — — (0.04) — — Employment litigation matter, net of recoveries — — 0.03 (0.06) — Upstream lighting program decision — — — (0.21) — Impairments — — — (0.16) (0.21) Organizational realignment charge — — — (0.04) — Sale of San Onofre nuclear fuel — — — 0.03 0.03 Income tax benefit1 — — 0.66 1.17 1.06 EIX Parent & Other — — Customer revenues for EIS insurance contract, net of claims — — 0.11 0.09 0.06 Income tax benefit from settlement of 2007 – 2012 Califnornia tax audits — — — — 0.30 Income tax expense1 — — (0.02) (0.01) (0.01) Less: Total non-core items — — (1.64) (3.02) (2.59) Core EPS $ 5.70 $ 4.90 $ 4.76 $ 4.63 $ 4.59 Reconciliation of EIX Basic Earnings Per Share to EIX Core Earnings Per Share EPS Attributable to Edison International

Edison International | February 2024 Business Update 57 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix Low High Basic EIX EPS $4.75 $5.05 Total Non-Core Items1 – – Core EIX EPS $4.75 $5.05 1. Non-core items are presented as they are recorded Earnings Per Share Non-GAAP Reconciliations Reconciliation of EIX Basic Earnings Per Share Guidance to EIX Core Earnings Per Share Guidance 2024 EPS Attributable to Edison International

Edison International | February 2024 Business Update 58 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix Use of Non-GAAP Financial Measures Edison International's earnings are prepared in accordance with generally accepted accounting principles used in the United States. Management uses core earnings (losses) internally for financial planning and for analysis of performance. Core earnings (losses) are also used when communicating with investors and analysts regarding Edison International's earnings results to facilitate comparisons of the company's performance from period to period. Core earnings (losses) are a non-GAAP financial measure and may not be comparable to those of other companies. Core earnings (losses) are defined as earnings attributable to Edison International shareholders less non-core items. Non-core items include income or loss from discontinued operations and income or loss from significant discrete items that management does not consider representative of ongoing earnings, such as write downs, asset impairments, wildfire-related claims, and other income and expense related to changes in law, outcomes in tax, regulatory or legal proceedings, and exit activities, including sale of certain assets and other activities that are no longer continuing. A reconciliation of Non-GAAP information to GAAP information is included either on the slide where the information appears or on another slide referenced in this presentation. EIX Investor Relations Contact Sam Ramraj, Vice President Derek Matsushima, Principal Manager (626) 302-2540 (626) 302-3625 Sam.Ramraj@edisonintl.com Derek.Matsushima@edisonintl.com